Filed Pursuant to Rule 497

File No. 333-216138

April 5, 2017

Stellus Capital Investment Corporation Prices Public Offering of Common Stock

HOUSTON—April 5, 2017/PRNewswire/-- Stellus Capital Investment Corporation (NYSE: SCM) (the “Company”) today announced that it has priced a public offering of 2,750,000 shares of common stock in an underwritten public offering. The public offering price was set at $14.10 per share and net proceeds from the offering, after deducting underwriting discounts and estimated offering expenses payable by the Company, are expected to be approximately $37.5 million. The Company has also granted the underwriters an option, exercisable for 30 days, to purchase up to 412,500 additional shares of common stock.

The Company intends to use the net proceeds from this offering to capitalize its small business investment company subsidiary and/or to repay a portion of the amount outstanding under its credit facility, for general corporate purposes, which may include investing in debt or equity securities, and other general corporate purposes, including working capital requirements.

Raymond James & Associates, Inc. and Keefe, Bruyette & Woods, A Stifel Company, are acting as joint book-running managers for this offering. Janney Montgomery Scott LLC and Oppenheimer & Co. Inc. are co-managers for the offering. The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the Securities and Exchange Commission.

The offering is subject to customary closing conditions and is expected to close on April 10, 2017.

The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33716; or Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019 (Attn: Capital Markets) or tel: (800) 966-1559. Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Stellus Capital Investment Corporation

The Company is an externally-managed, closed-end, non-diversified investment management company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company's investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation by investing primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, and corresponding equity investments. The Company's investment activities are managed by its investment adviser, Stellus Capital Management. To learn more about Stellus Capital Investment Corporation, visit www.stelluscapital.com under the “Public Investors” tab.

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Forward-Looking Statements

Statements included herein may contain “forward-looking statements” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission including the final prospectus that will be filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stellus Capital Investment Corporation

W. Todd Huskinson, (713) 292-5414

Chief Financial Officer

thuskinson@stelluscapital.com

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